Exhibit 10.7

EXECUTION COPY

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of March 15, 2004 (this “Amendatory Agreement”), to the Existing Credit Agreement referred to below is among ALIMENTATION COUCHE-TARD INC., a corporation organized under the laws of the Province of Québec, Canada (“ACT”), certain of its Canadian wholly-owned Subsidiaries (such capitalized term and other capitalized terms used in this preamble and in the recitals to have the meanings set forth in (or by reference in) Part I), as set forth on the signature pages hereto as Canadian Borrowers, certain of its U.S. wholly-owned Subsidiaries, as set forth on the signature pages hereto as U.S. Borrowers, the Lenders parties hereto, and NATIONAL BANK OF CANADA, in its capacity, the Collateral Agent, NATIONAL BANK FINANCIAL, THE BANK OF NOVA SCOTIA and CIBC WORLD MARKETS CORP., in their capacities as the Arrangers.

W I T N E S S E T H:

WHEREAS, ACT, the Canadian Borrowers, the U.S. Borrowers, the Lenders, NATIONAL BANK OF CANADA, in the capacity as the Canadian Administrative Agent and as the Collateral Agent, CANADIAN IMPERIAL BANK OF COMMERCE, in the capacity as the U.S. Administrative Agent, NATIONAL BANK FINANCIAL, as the Sole Lead Arranger in respect of the Canadian Term Loans and Revolving Loans, and THE BANK OF NOVA SCOTIA and CIBC WORLD MARKETS CORP., as Joint Lead Arrangers and Book Runners in respect of the U.S. Term Loans, are parties to the Credit Agreement, dated as of December 17, 2003 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, ACT and the Borrowers have requested that the Lenders amend the Existing Credit Agreement and Schedule III thereto in certain respects as more specifically set forth herein; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendatory Agreement, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.

PART I
DEFINITIONS

SUBPART 1.1.  Certain Definitions.  The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendatory Agreement” is defined in the preamble.

“Credit Agreement” is defined in the third recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Part III.

SUBPART 1.2.  Other Definitions.  Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

PART II
AMENDMENTS

Effective on the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

SUBPART 2.1.  Amendments to Article I.  Article I of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.1.1 and 2.1.2.

SUBPART 2.1.1.  Section 1.1 is amended by inserting the following definitions in such Section in the appropriate alphabetical order:

“First Amendment” means the First Amendment, dated as of March 15, 2004, to this Agreement, among ACT and the Borrowers, the Lenders parties thereto, the Collateral Agent and the Arrangers.

“First Amendment Effective Date” is defined in Part III of the First Amendment.

“Newco SLB” means the sale lease-back arrangement providing for the sale by certain Obligors of certain real property to Commercial Net Lease or United Trust Fund or any of their respective Affiliates or assignees and the subsequent lease of such real property to such Obligors.

SUBPART 2.1.2.  Clause (c) of the definition of “Permitted Sale-Leaseback” is amended in its entirety to read as follows:

(c)  not more than $330,000,000 (in the aggregate) in value (as reasonably determined by an appraisal firm reasonably satisfactory to the Arrangers (in the case of the Fortress SLB and the Newco SLB) and an appraisal undertaken in conjunction with such transaction by Realty Income (or its Affiliate) (in the case of the Realty Income SLB)) of properties shall be the subject of all Permitted Sale-Leasebacks;

SUBPART 2.2.  Amendment to Schedule III.  Item (a) of Schedule III of the Existing Credit Agreement is hereby amended in its entirety to read as set forth on “Schedule III” to this Amendatory Agreement.

PART III
CONDITIONS TO EFFECTIVENESS

This Amendatory Agreement and the amendments contained herein shall become effective on the date (the “First Amendment Effective Date”) when each of the conditions set forth in this Part shall have been satisfied.  The Administrative Agents shall provide written notice to ACT of the occurrence of the First Amendment Effective Date promptly following the occurrence thereof.

SUBPART 3.1.  Execution of Counterparts.  The Administrative Agents shall have received counterparts of this Amendatory Agreement duly executed and delivered on behalf of ACT, the Borrowers, the Required Lenders, the Collateral Agent and the Arrangers.

SUBPART 3.2.  Affirmation and Consent.  The Administrative Agents shall have received counterparts of an Affirmation and Consent, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agents, duly executed and delivered by each of the Obligors other than ACT and the Borrowers.

SUBPART 3.3.  Legal Details, etc.  All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agents and their counsel.  Each Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as such Administrative Agent or its counsel may reasonably request.  All legal matters incident to the transactions contemplated by this Amendatory Agreement shall be reasonably satisfactory to each Administrative Agent and its counsel.

PART IV
MISCELLANEOUS PROVISIONS

SUBPART 4.1. Cross-References.  References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendatory Agreement.

SUBPART 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SUBPART 4.3.  Successors and Assigns.  This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.4.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of any Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under any of the Loan Documents.

SUBPART 4.5.  Governing Law.  THIS AMENDATORY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK)).

SUBPART 4.6.  Execution in Counterparts.  This Amendatory Agreement may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.  The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendatory Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Amendatory Agreement.

SUBPART 4.7.  Lender Consent.  By its signature below, each of the undersigned Lenders hereby consents to the release of all Liens and Mortgages in respect of the real property listed on Annex I hereto (to the extent that any such property has been made subject to a Mortgage).  Each of the undersigned Lenders hereby authorizes and directs the Collateral Agent, the Administrative Agents and the Arrangers to take all actions and execute all documentation necessary to effect the foregoing.  ACT and the Borrowers represent and warrant that, after giving effect to this Amendatory Agreement and the release of Liens and Mortgages described in this Subpart, the Secured Parties shall have Mortgages on no less than 80% of the real property of ACT and its Subsidiaries owned on the Effective Date (exclusive of the properties which are identified in Item (a) and Item (b) of Schedule III (as attached to this Amendatory Agreement) to the Credit Agreement) and such Mortgages constitute a valid and enforceable first lien subject only to the Permitted Liens.

SUBPART 4.8.  Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendatory Agreement, ACT and the Borrowers hereby represent and warrant to the Lenders that, as of the First Amendment Effective Date (both before and after giving effect to this Amendatory Agreement), all of the statements set forth in clauses (a) and (b) of Section 5.2.1 of the Existing Credit Agreement are true and correct.

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

ALIMENTATION COUCHE-TARD INC.

By:	/s/ Richard Fortin
Title: Executive Vice-President

Canadian Borrowers:

DEPAN-ESCOMPTE COUCHE-TARD INC.

By:	/s/ Richard Fortin
Title: Executive Vice-President

COUCHE-TARD INC.

By:	/s/ Richard Fortin
Title: Executive Vice-President

MAC’S CONVENIENCE STORES INC.

By:	/s/ Richard Fortin
Title: Executive Vice-President

COUCHE-TARD/MAC’S L.P.

By: 3887961 Canada Inc., its General Partner

By:	/s/ Richard Fortin
Title: Vice-President, Finances

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U.S. Borrowers:

COUCHE-TARD U.S. L.P.
(formerly known as 9103-4793 Delaware L.P.)

By:	/s/ Richard Fortin
Title: Authorized Signatory

COUCHE-TARD FINANCING CORP.

By:	/s/ Richard Fortin
Title: Authorized Signatory

MAC’S CONVENIENCE STORES LLC

By:	/s/ Richard Fortin
Title: Authorized Signatory

CIRCLE K STORES INC.

By:	/s/ Richard Fortin
Title: Authorized Signatory

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NATIONAL BANK OF CANADA
in its capacity as the Collateral Agent

By:	/s/ Dominic Albanesse
Title: Vice-President

By:	/s/ Alain Longpré
Title: Associate

CIBC WORLD MARKETS CORP.
in its capacity as an Arranger

By:	/s/ Doug Cornett
Title: Managing Director

THE BANK OF NOVA SCOTIA
in its capacity as an Arranger

By:	/s/ Mark Daigneault
Title: Director

NATIONAL BANK FINANCIAL
in its capacity as an Arranger

By:	/s/ Dominic Albanesse
Title: Vice-President

By:	/s/ Alain Longpré
Title: Associate

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